UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Institutional Small-Cap Stock Fund	June 30, 2012

Highlights
  Small-cap shares generated solid gains over the past six months despite a relatively weak second quarter characterized by turmoil in the eurozone and renewed pressures on global growth.

  The fund posted strong returns and easily outpaced the Russell 2000 Index and our Lipper peer group.

  Strong relative performance benefited from stock selection in the health care, information technology, and industrials and business services sectors, though energy holdings and our underweight in financials hampered results.

  We have taken advantage of market sell-offs by buying shares of high-quality and attractively valued growth companies in the information technology and industrials and business services sectors.

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

Following the pattern of the last several years, U.S. equity markets surged in the first quarter and sold off in the second quarter as the economy experienced a midyear “soft patch.” This year’s growth problem reflects significant uncertainty over European sovereign debt issues and a rapid slowdown in China. The market rebounded in June as investor sentiment improved amid progress in Europe toward resolving the grinding debt crisis. The second half of 2012 holds significant uncertainty as we await the outcome of the U.S. elections and hope for further progress in Europe.

The Institutional Small-Cap Stock Fund returned 10.75% in the first half of our fiscal year and outperformed the Russell 2000 Index and our Lipper peer group index. The fund’s long-term relative performance remained strong. Based on cumulative total return, Lipper ranked the Institutional Small-Cap Stock Fund in the top 10% of small-cap core funds in the one-, three-, and five-year periods ended June 30, 2012, and ranked the fund 49 of 682, 12 of 614, 18 of 519, and 35 of 300 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2012, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

Performance Review

Strong stock selection drove outperformance over our benchmark. Our job is certainly made easier by the quality fundamental work completed by our analysts, who continue to provide insightful and timely investment ideas.

In health care, excellent performance by Regeneron Pharmaceuticals, which more than doubled, paced our portfolio’s returns. Regeneron has benefited from the extremely fast takeoff of its new drug, Eylea, used to treat macular degeneration. Eylea, which is a more convenient formulation than category-leading drug Lucentis, has rapidly gained market share. Forecasts for its first year of sales have risen to more than $500 million. The company has other potential drugs in the pipeline to treat gout, central retinal vein occlusion, and colorectal cancer. We look forward to continuing to monitor Regeneron’s progress. Other strong performers in the sector included Catalyst Health Solutions, which nearly doubled on news that the pharmacy benefit management company will be acquired by SXC Health Solutions (now renamed Catamaran) for $81 per share. This will be a sound acquisition for SXC, in our view, as great synergies can be achieved between the two companies. Moreover, Catalyst Health runs its back office on SXC’s technology system, leading to a likely seamless integration. Unfortunately, the combined company’s market value will likely exceed our small-cap investing range, and we expect to exit the shares in an orderly fashion. Incyte, a longtime biopharmaceutical holding, rose more than 50% as its new drug, Jakafi, for myelofibrosis got off to a fast launch. The drug is positioned to become a potential blockbuster. The firm also received encouraging data on an Eli Lilly-partnered rheumatoid arthritis drug. We are, indeed, in debt to Dr. Kris Jenner, manager of the Health Sciences Fund, and his team for their fine research in this sector. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Strong stock selection in information technology also benefited the portfolio. 3-D Systems rose significantly as investors are realizing the strong secular growth outlook for 3-D printing, which is a method of rapidly manufacturing products using a machine to “print” or custom mold a prototype or finished product with a computer-aided design file, a 3-D machine, and proprietary resins or metal powders. This may be the future of manufacturing, and analysts are projecting 20% revenue growth for the next few years. Software firm Ariba, a longtime holding, agreed to be acquired by SAP, which lifted its stock price. Travel and expense management company Concur Technologies advanced on strong second-quarter growth and solid guidance for 2012. This software-as-a-service firm also won a government services administration award for up to $1.5 billion over a 15-year period.

Sourcefire, the leading intrusion detection and prevention software firm, continued its string of strong results. In a world of constantly evolving Internet threats, Sourcefire has some of the best products in the business, serving U.S. government agencies to protect critical computing infrastructure. The company had substantial earnings results in what was widely feared to be a very difficult quarter. The firm also has a strong lineup of new products.

Elster Group, which agreed to be acquired by Melrose PLC for $20.50 per share in cash, also performed well. Elster is a leader in smart meters for the gas and electric distribution markets. SS&C Technologies Holdings, a software provider for financial services firms, surged following strong quarterly earnings and improved guidance. The company also completed two significant acquisitions, Globe Op and Portia, both of which added significant scale to its business.

We also realized excellent stock selection in the consumer discretionary sector. Zumiez rose on double-digit same-store sales, as this sports retailer continues its strong execution. Its acquisition of Austria-based Internet retailer Blue Tomato was also received enthusiastically by the market. Jack In the Box had a strong second quarter as the firm’s same-store sales exceeded expectations and margins rose on better pricing and favorable products. The company appears to be benefiting from stronger employment growth and lower fuel costs. In a similar vein, drive-in food chain Sonic recently reported a string of better-than-expected quarters. Gaylord Entertainment rose sharply as the firm announced it was selling its brand and hotel management contracts to Marriott and converting into a real estate investment trust (REIT).

Meritage, a small-cap homebuilder, advanced strongly as investors have begun to sense that the housing sector may finally begin to recover after five years. Brunswick, a top holding, benefited from strong earnings and an upturn in aluminum and smaller fiberglass boats. The company also said an improving economy should further lift sales.

Industrials and business services stocks also helped results. RailAmerica rose as the firm retained advisors to review strategic options, including a possible sale. In our view, RailAmerica remains undervalued, and we await the Board’s review with great interest. Valmont Industries rose strongly in the half, as the firm achieved solid results in its irrigation and power structures segments. Passage of the federal highway bill will also aid its transportation business. Other contributors included Toro, which benefited from a mild winter that led to an early start to its lawn care business. Interline Brands advanced as the firm agreed to be acquired in a private-equity transaction. Allegiant Travel soared on declining jet fuel prices and approval of the firm’s license for its upcoming mainland-to-Hawaii service.

As signs of an economic slowdown emerged, investors sought safe havens in consumer staples. Our positions in Fresh Market and Dean Foods enabled us to outperform the sector despite a significant underweight. Sales at high-quality Fresh Market continue to be quite strong, and the firm has plenty of room to grow. Dean Foods rose on improving fundamentals, led by declining raw milk prices and the company’s cost-reduction efforts.

Of course, there are always a few problem children, and this half proved no exception. While we were underweight versus the benchmark in the energy sector, eight of the 10 largest decliners in the portfolio were in or related to the sector. Investors appeared to fear that weaker commodity prices will hurt oil and gas sales and production rates. They also are concerned that firms will overspend on exploration in a soft pricing environment. Among the decliners was Bill Barrett, which is tied to Rocky Mountain natural gas. Moreover, the firm’s plan to spend over $500 million on exploration and production alarmed some investors. Declining crude prices also hit Oasis Petroleum, Clayton Williams Energy, and Swift Energy. We own a number of energy services firms that declined. Key Energy Services, which constructs wells, declined as the firm forecast poor earnings. Gardner Denver, which provides pressure pumping in fracking services, also fell. GenOn Energy, a coal-fired independent power producer, retreated as May power auctions disappointed investors. The widening spread between cheap gas and pricier coal could impede GenOn’s returns. Similarly, Cloud Peak Energy, a Powder River basin coal producer, fell as coal prices came under pressure globally due to the extraordinarily warm winter and a slowdown in Chinese infrastructure spending. STR Holdings, a maker of encapsulants for solar panels, suffered from weak demand. Collapsing energy prices do little to help suppliers of high-cost “green” energy products. A glut of Chinese products on the market also reduced global demand. Rounding out our top 10 decliners, BJ’s Restaurants fell on concerns about slowing same-store sales. Earnings estimates have recently declined.

Both stock selection and our underweight in the financials sector versus the benchmark hurt relative performance. Advisory firm Financial Engines declined due to its lower fee base, and Valley Financial fell after the firm noted its net interest margin was likely to remain stagnant for an extended period in today’s low interest rate environment, a problem shared by most commercial banks.

In the materials sector, Schnitzer Steel cut its earnings outlook on weaker-than-expected volume and pricing for its scrap steel. Falling Chinese demand also hurt Schnitzer’s results since the firm is located in key West Coast export markets.

Portfolio Review

On the Buy Side
There are, at long last, signs that the moribund U.S. housing market is finally beginning to turn. In the past few months, we’ve seen improvements among homebuilders as foreclosures declined, housing inventories dipped, and pending home sales rose. Against this backdrop, we found a number of interesting investments in the sector, including Lennox International, a manufacturer of HVAC equipment for commercial and residential markets. We believe the headwinds that the company is facing—anemic new home construction, lagging spending on new HVAC systems, and the phaseout of a federal tax credit for high-efficiency HVAC equipment—are likely to become tailwinds over time as pent-up demand is released. We also believe the company has reduced its cost structure and will be more profitable as HVAC demand improves. We added Louisiana Pacific, the country’s largest maker of engineered wood products used in new home, commercial, and repair and remodel construction. The industry has undergone significant consolidation over the last four years. Earnings should benefit from corporate cost-cutting, an uptick in U.S. housing activity, competitive product pricing, and improving supply and demand fundamentals. We also initiated a position in Eagle Materials. The diversified U.S. building materials company has leading positions in cement and wallboard manufacturing and a smaller aggregates and concrete business. Eagle is a low-cost producer, and management has created shareholder value by focusing on cost control and redirecting free cash flow to shareholders through dividends and share buybacks. Eagle is benefiting from a 30% increase in wallboard pricing earlier this year. We think the long-term risk/reward trade-off looks promising at our purchase price.

We added E*TRADE Financial given our belief that its troubled mortgage portfolio was masking the true earnings power and organic growth occurring at its core online brokerage business. We think the company will be able to refinance its high-coupon debt as the credit overhang begins to abate, allowing its underlying earnings to come more into focus and the stock price to trade up.

In technology, we made significant purchases in semiconductors and communications equipment companies. We added to semiconductor maker Cavium, which specializes in communications, security, and video applications. Within the communications segment, we added Aruba Networks. Aruba is a leading manufacturer of enterprise wireless equipment and a beneficiary of tablet and smartphone growth, as the firm produces secure wireless access to corporate networks. We reduced positions in Ariba and Quest Software as they became subject to merger and acquisition activity (M&A). With the proceeds from these sales, we purchased RealPage, a property management software company, and Interactive Intelligence, a contact center infrastructure software company. RealPage missed revenue and earnings expectations in December, and we used the subsequent sell-off to add to our small position. Interactive Intelligence is a fast-moving innovator in a large but stagnant market where its new cloud-based solution is unseating the competition.

In consumer staples, a pullback allowed us to add TreeHouse Foods, a leading player in the domestic private-label food industry. TreeHouse is led by an experienced management team in this still relatively unconsolidated industry. Its solid track record has led to a stock that never looks “cheap,” but we were comfortable adding on weakness given that the company has a strong pipeline of potentially value-enhancing acquisitions and should benefit from an improving consumer environment.

The midyear economic slowdown has, once again, given us the opportunity to buy shares of high-quality industrials and business services companies at attractive prices. Teledyne Technologies, which we held in 2008, makes specialty components for aerospace, energy, and high-precision machine vision systems. We were attracted to its consistent record of improving profitability and believe that investors were discounting the valuation due to its defense industry exposure. We think defense profits will account for less than 20% of the company’s overall profits in 2013, while its commercial aerospace, vision systems, and energy businesses should remain strong. Albany International has major markets in paper machinery and aerospace components. The current European slowdown has depressed the outlook for paper company capital spending, but we think there is a catalyst for growth through improvements in its aerospace components business, where the firm’s specialized woven fibers will be a critical component for narrow-body aircraft engines.

On the Sell Side
As noted earlier, we have had tremendous success in the biotech segment. As these winners have grown in market capitalization, we reduced our holdings. We eliminated Alexion Pharmaceuticals after it experienced remarkable growth, led by increased sales of its blockbuster blood disorder drug Soliris. In a similar vein, we reduced our position size in Regeneron.

We reduced our exposure to the high-valued, higher-growth software-as-a-service names. Concur Technologies was our largest technology sale. Concur had been a long-term holding, but the relative valuation became less attractive given its strong performance. Ariba, a spend-management firm, and Quest Software were recipients of acquisition bids from SAP and Dell, respectively, and were reduced to manage position sizes and to fund other opportunities in the technology space.

We also trimmed our position in Panera Bread, which has had a fantastic run of solid execution and strong same-store sales results. The stock has become well loved, trading at a significant premium on 2012 and 2013 earnings. While we are comfortable with the valuation based on current results, the stock’s nearly $5 billion market capitalization dictates a measured reduction.

Investors’ incessant search for yield has driven the utility industry to higher-than-average valuation levels. We sold Nevada utility NV Energy after realizing an excellent return. We also eliminated Essex Property Trust after its strong performance and due to our concerns that slowing growth in rent and additional supplies could put pressure on the stock.

M&A activity has begun to reemerge as a theme in 2012. As the economy slows, we are seeing signs that larger firms are beginning to pursue acquisitions to supplement slowing organic growth. Superior Energy Services completed its acquisition of energy services firm Complete Production Services. We sold the bulk of our position in Complete Production prior to the merger and significantly reduced our subsequent holdings in Superior Energy. We will exit the balance of the position as energy shares recover. In a similar fashion, Gaylord Entertainment agreed to sell its brand and hotel management assets to Marriott. Gaylord plans to reconstitute itself as a REIT. In our view, the shares had reached full value, so we eliminated the position. We also eliminated our position in cable supplier Knology after the firm agreed to go private through a merger with regional cable firm Wide Open West. The management of Knology did a superb job of building shareholder value, and we were fortunate to realize a return of about 275% on our investment over a four-year period.

Outlook

We are cognizant of the many challenges facing equity investors in the coming months. A slowing economy, the looming federal “fiscal cliff,” a European debt crisis, and an upcoming U.S. presidential election will weigh heavily on the markets, and particularly on multiples for small-cap stocks. In our opinion, this high degree of uncertainty will continue to manifest itself in highly volatile, “risk on, risk off” markets. Thus, we would expect a trendless market through the balance of the summer.

The outlook for small-caps remains challenging relative to large-cap shares. Earlier in the year, small-caps approached and perhaps exceeded record high relative valuations versus larger-cap stocks. Even though small-caps have underperformed large-caps on a trailing 12-month and year-to-date basis, valuations are still not appealing. Moreover, large-cap stocks have reported better earnings growth than small-caps for the past two years. Indeed, we would fully expect large-cap stocks to outperform small-caps. Thus, we would continue to advise cautious investors to underweight the sector.

In a slower-growing economy, we expect investors to continue to search for growth. Within our asset class, small-cap growth shares remain more attractively priced than small-cap value by most measures. As investors have searched for yield, income-oriented sectors, such as utilities and REITs, have become expensive versus their historical values. Similarly, defensive sectors like consumer staples have been bid up as well. Thus, we would not be at all surprised to see small-cap growth stocks outperform small-cap value over the balance of 2012.

As always, market volatility brings opportunities for firms like T. Rowe Price to find value where others perceive inordinate risk. We continue to believe that our durable blend of growth and value will allow us to add value to your holdings in the coming months.

Thank you for your continued support.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment
Advisory Committee

July 10, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Basis point: One one-hundredth of one percentage point, or 0.01%.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price/book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2012 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/12	Value 12/31/11
T. Rowe Price Reserve Investment Fund, 0.16%	¤	¤	$ 9	$ 22,692	$ 16,671
Totals			$ 9	$ 22,692	$ 16,671

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 22,692
Dividend income	9
Interest income	-
Investment income	$ 9
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2012 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $659,698)	$	805,279
Receivable for investment securities sold		630
Dividends and interest receivable		552
Cash		6
Other assets		30
Total assets		806,497
Liabilities		
Payable for investment securities purchased		2,430
Payable for shares redeemed		800
Investment management fees payable		411
Due to affiliates		8
Other liabilities		59
Total liabilities		3,708
NET ASSETS	**$**	**802,789**
Net Assets Consist of:		
Undistributed net investment income	$	717
Accumulated undistributed net realized gain		20,489
Net unrealized gain		145,581
Paid-in capital applicable to 53,751,861 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		636,002
NET ASSETS	**$**	**802,789**
NET ASSET VALUE PER SHARE	**$**	**14.94**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

6 Months Ended 6/30/12
Investment Income (Loss)	
Income	
Dividend	$ 3,270
Interest	17
Total income	3,287
Expenses	
Investment management	2,511
Shareholder servicing	1
Prospectus and shareholder reports	52
Custody and accounting	87
Registration	50
Legal and audit	12
Directors	5
Miscellaneous	6
Total expenses	2,724
Net investment income	563
Realized and Unrealized Gain (Loss)	
Net realized gain on securities	19,067
Change in net unrealized gain on securities	52,839
Net realized and unrealized gain	71,906
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 72,469**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2012 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $10,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2012, the fund accepted $146,213,000 of in-kind subscriptions, including $140,872,000 from other T. Rowe Price funds.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $0 for the six months ended June 30, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $242,170,000 and $97,368,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2012, the cost of investments for federal income tax purposes was $664,009,000. Net unrealized gain aggregated $141,270,000 at period-end, of which $187,442,000 related to appreciated investments and $46,172,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $49,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The Board concluded that, based on the profitability data it reviewed, the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012